Filed pursuant to Rule 497(a)

Registration No. 333-279023

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Launch: Ares Capital Corporation

Launch: $650 million at T+160 bps

Issuer: Ares Capital Corporation

Format: SEC Registered - Senior Unsecured

Ratings*: Baa2/BBB/BBB (Stable/Stable/Positive) (Moody’s/S&P/Fitch)

Size: USD Benchmark

Tenor: Long 5 Year

Maturity: January 15, 2031

Change of Control: Yes, 100% (See Red)

Active Bookrunners: BofA (B&D) / JPM / RBC / SMBC / WFS
IPTs: T+160 bps area

Coupon: Fixed

UOP: Repay outstanding indebtedness

Denominations: $2000 x $1000

Optional Redemption: Make-Whole; One Month Par Call

Settlement: T+5 (September 9, 2025)

Timing: Today’s Business

Sales into Canada: Yes, exemption

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital Corporation before investing. The preliminary prospectus supplement dated September 2, 2025, together with an accompanying prospectus dated May 1, 2024, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Ares Capital Corporation and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with the Securities and Exchange Commission and has become effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, NY 10281, by toll-free telephone at 1-866-375-6829 or email rbcnyfixedincomeprospectus@rbccm.com; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-212-224-5135; or Wells Fargo Securities, LLC at 1-800-645-3751.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.